SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

Philadelphia Consolidated Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction	(Commission	(IRS Employer’
of Incorporation)	File Number)	Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA		19004

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Signatures
EXHIBIT INDEX
THIRD QUARTER RESULTS SEPTEMBER 30, 2004
THIRD QUARTER 2004 CONFERENCE CALL PRESENTATION
THIRD QUARTER 2004 PREMIUMS BY SEGMENT
NINE MONTHS 2004 PREMIUMS BY SEGMENT
THIRD QUARTER 2004 ADDITIONAL SUPPLEMENTAL INFORMATION

ITEM 2.02 Results of Operations and Financial Condition

On October 21, 2004, the registrant conducted a conference call announcing the results of the Company’s operations for the quarter ended September 30, 2004. Also, on October 21, 2004, the registrant issued a Press Release concerning its third quarter 2004 results. The Press Release is attached as Exhibit 99.1. The conference call presentation is attached as Exhibit 99.2 to this report. Such exhibits shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.

The registrant discloses net operating income, a non GAAP financial measure, which it defines as net income adjusted for after-tax net realized investment gains and losses. Because net operating income is not a term defined by GAAP, the registrant’s net operating income may not be comparable to similarly titled measures reported by other companies. However, the registrant believes that this measure provides useful information to help investors measure the results of its regular business activities. The registrant utilizes net operating income in its budget and planning process and, in part, in measuring actual performance.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

Exhibit 99.1 Third Quarter Results September 30, 2004.

Exhibit 99.2 Third Quarter 2004 Conference Call Presentation.

Exhibit 99.3 Third Quarter 2004 Premiums by Segment.

Exhibit 99.4 Nine Months 2004 Premiums by Segment

Exhibit 99.5 Third Quarter 2004 Additional Supplemental Information.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)
Dated: October 22, 2004	By:	Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Third Quarter Results September 30, 2004	Furnished electronically herewith.
99.2	Third Quarter 2004 Conference Call Presentation	Furnished electronically herewith.
99.3	Third Quarter 2004 Premiums by Segment	Furnished electronically herewith.
99.4	Nine Months 2004 Premiums by Segment	Furnished electronically herewith.
99.5	Third Quarter 2004 Additional Supplemental Information	Furnished electronically herewith.